UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2015

Baker Hughes Incorporated
(Exact name of registrant as specified in its charter)

Delaware	1-9397	76-0207995
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2929 Allen Parkway
Houston, Texas 77019
(Address of Principal Executive Offices)

(713) 439-8600
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.       Other Events.

As previously disclosed, Baker Hughes Incorporated (the “Company” or “Baker Hughes”) and Halliburton Company (“Halliburton”) have entered into an Agreement and Plan of Merger, pursuant to which, subject to the satisfaction or waiver of certain conditions, the Company will be merged with and into a wholly-owned subsidiary of Halliburton (the “merger”).

On February 19, 2015, the Company filed a definitive proxy statement (the “Proxy Statement”) under cover of a Schedule 14A with the Securities and Exchange Commission (the “SEC”).

In connection with the settlement of certain stockholder litigation challenging the merger, and pursuant to a memorandum of understanding, as described below, the Company hereby amends and supplements the Proxy Statement as follows. The Company does not concede that any such supplemental disclosures were or are required under any applicable statute, rule, regulation or law.

The disclosures appear under the appropriate section heading that corresponds to the sections in the Proxy Statement. The Proxy Statement is amended and supplemented by, and should be read as part of, and in conjunction with, the information set forth in this Current Report on Form 8-K. To the extent that information herein differs from or updates information contained in the Proxy Statement, the information contained herein is more current. Capitalized terms used but not defined herein have the respective meanings ascribed to them in the Proxy Statement.

The Proposed Merger – Background of the Merger

The Section of the Proxy Statement “The Proposed Merger – Background of the Merger” starting on page 53 of the Proxy Statement is hereby amended and supplemented as follows:

Under the caption “Background of the Merger” (starting on page 53), the current sixth paragraph on page 53 is hereby deleted and replaced with the following:

“The boards of directors and senior management teams of each of Halliburton and Baker Hughes regularly review and assess their respective company’s operations, performance, prospects and strategic direction. In connection therewith, they consider potential strategic alternatives, including potential business combinations, to strengthen their respective businesses and maximize stockholder value. For example, in 2012, Baker Hughes had exploratory discussions with a global oil and gas company concerning a potential business combination involving the two companies, but these discussions did not lead to an indication of interest or specific proposal.

From time to time, and most recently in 2005, Halliburton and Baker Hughes have had substantive discussions about a potential business combination involving the two companies. Prior to October 2014, however, these discussions never progressed beyond an initial exploratory phase and did not involve the exchange of specific financial proposals for such a transaction.”

Under the caption “Background of the Merger” (starting on page 53), the following sentence is hereby added to the end of the current third paragraph on page 58:

“In addition, at this meeting, the Baker Hughes Board voted to approve the waiver of the mandatory retirement age for three of the members of the Baker Hughes Board, with those members abstaining, to ensure continuity on the Baker Hughes Board during the negotiations with Halliburton.”

Under the caption “Background of the Merger” (starting on page 53), the following paragraph is hereby added below the current first paragraph on page 63:

“On November 5, 2014, Mr. Craighead met in Europe with a representative of a global conglomerate company.  During the meeting, the attendees discussed, among other things, the power and gas industries and Baker Hughes’ business.  The representatives of the global conglomerate company did not express any interest in an acquisition of, or business combination with, Baker Hughes.”

Under the caption “Background of the Merger” (starting on page 53), the current third paragraph on page 63 is hereby deleted and replaced with the following:

 “On November 8, 2014, the Baker Hughes Board held a special meeting to discuss Halliburton’s proposal in further detail. At the invitation of the Baker Hughes Board, representatives from Goldman Sachs, Davis Polk, Wilmer Hale, Morris Nichols and Akin Gump also were present. A representative from Wilmer Hale discussed potential questions that could be raised by relevant governmental authorities in connection with the potential transaction and actions that potentially could be taken to address such questions. During the meeting, representatives of Goldman Sachs reviewed its preliminary financial analysis of Halliburton’s proposal to Baker Hughes, including historical stock trading analysis, selected precedent transaction analysis, multiples analysis, illustrative discounted cash flow analysis, illustrative pro forma discounted cash flow analysis, and illustrative pro forma accretion/dilution analysis, and Baker Hughes’s potential strategic alternatives, including potential business combinations of Baker Hughes with other potential counterparties, a separation of certain Baker Hughes business lines, a leveraged recapitalization, potential acquisitions, potential joint-ventures and other strategic and financial options. The selected precedent transaction analysis evaluated a range of historical transactions and identified ranges of EBITDA multiple values and share premium values. Some of the value ranges in the precedent transaction analysis were above the value ranges for this transaction and some were below the value ranges for this transaction. After further evaluation, the Company and its advisors determined that the transactions in the precedent transaction analysis were not sufficiently similar to a transaction between Baker Hughes and Halliburton to be a reliable indicator of value. After extensive discussions, the Baker Hughes Board unanimously determined that none of these alternatives was likely to equal or exceed the value offered by the Halliburton proposal, Halliburton’s proposal did not adequately reflect the value of Baker Hughes and the draft merger agreement proposed by Halliburton did not adequately address Halliburton’s obligation to take actions in response to issues raised by governmental authorities over antitrust issues and certainty of closing or provide compensation to Baker Hughes if the proposed transaction failed to close due to a failure to obtain required antitrust approvals. The Baker Hughes Board determined that it was in the best interests of Baker Hughes’s stockholders to negotiate a reverse termination fee that would be payable by Halliburton to Baker Hughes if any proposed transaction did not close due to a failure to obtain required antitrust approvals and another reverse termination fee that would be payable by Halliburton to Baker Hughes in the event that Halliburton’s stockholders did not approve the transaction. The Baker Hughes Board then authorized Mr. Craighead to contact Mr. Lesar to express its determination.”

Under the caption “Background of the Merger” (starting on page 53), the following sentence is hereby added to the end of the current third paragraph on page 70:

“Prior to executing the merger agreement, neither Baker Hughes nor its advisors received or reviewed any non-public forecasts of Halliburton’s future financial performance prepared by Halliburton management.”

Under the caption “Background of the Merger” (starting on page 53), the following paragraph is hereby added below the current third paragraph on page 70:

“Also on Sunday, November 16, 2014, Mr. Craighead was contacted by a representative of the global conglomerate company with whom he had met in early November 2014.  The representative expressed interest in potentially purchasing Baker Hughes assets, which might be divested in connection with a transaction with Halliburton, but did not express any interest in an acquisition of, or business combination with, Baker Hughes.”

Under the caption “Background of the Merger” (starting on page 53), the following sentence is hereby added after the second sentence of the current fourth full paragraph on page 71:

           “Prior to executing the merger agreement, and as of March 18, 2015, Halliburton has not discussed with Baker Hughes senior management or member of the Baker Hughes Board potential post-merger employment with Halliburton or engaged in discussions concerning which Baker Hughes Board members may join the Halliburton Board.”

The Proposed Merger – Opinion of Baker Hughes’s Financial Advisor

The Section of the Proxy Statement “The Proposed Merger – Opinion of Baker Hughes’s Financial Advisor” starting on page 97 of the Proxy Statement is hereby amended and supplemented as follows:

The Section captioned “Opinion of Baker Hughes’s Financial Advisor – Illustrative Discounted Cash Flow Analysis” (starting on page 101) is hereby deleted and replaced with the following:

“Illustrative Discounted Cash Flow Analysis. Goldman Sachs performed an illustrative discounted cash flow analysis of Baker Hughes using the Baker Hughes Projections to generate ranges for the implied present value per share of Baker Hughes common stock. Using discount rates ranging from 10.0% to 12.0%, reflecting estimates of the weighted average cost of capital of Baker Hughes, Goldman Sachs calculated an illustrative range of implied enterprise values for Baker Hughes by discounting to present values, as of September 30, 2014, estimates of Baker Hughes’s unlevered free cash flows for the period September 30, 2014 to December 31, 2019, assuming mid-year convention, and illustrative terminal values based on perpetuity growth rates ranging from 1.0% to 3.0%. Estimates of Baker Hughes’s unlevered free cash flows were calculated utilizing Baker Hughes Projections of earnings before interest and taxes, less cash taxes, adding depreciation and amortization, less changes in working capital, adding other, less capital expenditures and adding proceeds of asset sales. The range of perpetuity growth rates was estimated by Goldman Sachs using its professional judgment and experience and taking into account the Baker Hughes Projections and market expectations regarding long-term real growth of gross domestic product and inflation. Goldman Sachs also crosschecked such estimates of perpetuity growth rates against the EBITDA multiples that are implied by such growth rates and a range of discount rates to be applied to Baker Hughes’s future unlevered cash flow forecasts. The implied EBITDA multiples ranged from 4.1x to 6.5x. Goldman Sachs then calculated the implied value per share of Baker Hughes common stock by adding the value of Baker Hughes’s net debt and dividing the result by the number of fully diluted outstanding shares of Baker Hughes according to the Baker Hughes Projections. This analysis indicated an illustrative range of present values of $54.52 to $82.19 per share of Baker Hughes common stock.

Goldman Sachs also performed an illustrative discounted cash flow analysis of Halliburton using the Baker Hughes Projections for Halliburton to generate reference ranges for the implied present value per share of Halliburton common stock. Using discount rates ranging from 10.0% to 12.0%, reflecting estimates of the weighted average cost of capital of Halliburton, Goldman Sachs calculated an illustrative range of implied enterprise values for Halliburton by discounting to present values, as of September 30, 2014, estimates of Halliburton’s unlevered free cash flows for the period September 30, 2014 to December 31, 2019, assuming midyear convention, and terminal values based on perpetuity growth rates ranging from 2.0% to 4.0%. Estimates of Halliburton’s unlevered free cash flows were calculated utilizing Baker Hughes Projections for Halliburton of earnings before interest and taxes, less cash taxes, adding depreciation and amortization, less changes in working capital, adding other, less capital expenditures and adding proceeds of asset sales. The range of perpetuity growth rates was estimated by Goldman Sachs using its professional judgment and experience and taking into account the Baker Hughes Projections for Halliburton and market expectations regarding long-term real growth of gross domestic product and inflation. Goldman Sachs also cross-checked such estimates of perpetuity growth rates against the EBITDA multiples that are implied by such growth rates and a range of discount rates to be applied to Halliburton’s future unlevered cash flow forecasts. The implied EBITDA multiples ranged from 4.9x to 8.2x. Goldman Sachs then calculated the implied value per share of Halliburton common stock by adding the value of Halliburton’s net debt and dividing the result by the number of fully diluted outstanding shares of Halliburton according to the Baker Hughes Projections for Halliburton. This analysis indicated an illustrative range of present values of $42.28 to $71.29 per share of Halliburton common stock.”

The Section captioned “Opinion of Baker Hughes’s Financial Advisor – Illustrative Pro Forma Discounted Cash Flow Analysis” (starting on page 102) is hereby deleted and replaced with the following:

“Illustrative Pro Forma Discounted Cash Flow Analysis. Goldman Sachs also performed an illustrative pro forma discounted cash flow analysis of the combined company using the Baker Hughes Projections, the Baker Hughes Projections for Halliburton and the Baker Hughes Synergies to generate reference ranges for the implied value to be received by holders (other than Halliburton and its affiliates) of shares of Baker Hughes common stock following consummation of the merger. Goldman Sachs performed the analysis assuming that specified assets of Baker Hughes were divested and specified net proceeds were received for such assets in connection with consummation of the merger, as provided by Baker Hughes management. Using discount rates ranging from 10.0% to 12.0%, reflecting pro forma estimates of the weighted average cost of capital of the combined company, Goldman Sachs calculated an illustrative range of implied enterprise values for the combined company by discounting to present values, as of September 30, 2014, estimates of unlevered free cash flows of the combined company for the period September 30, 2014 to December 31, 2019, assuming mid-year convention, and terminal values based on perpetuity growth rates ranging from 2.0% to 4.0%. Estimates of unlevered free cash flows of the combined company were calculated utilizing Baker Hughes Projections and Baker Hughes Projections for Halliburton of earnings before interest and taxes adjusted for (i) the loss of earnings associated with the divestiture of specified assets of Baker Hughes in connection with the consummation of the merger and (ii) the Baker Hughes Synergies, less cash taxes, adding depreciation and amortization, less changes in working capital, adding other, less capital expenditures and adding proceeds of asset sales and specified net proceeds received from the divestiture of specified assets of Baker Hughes in connection with the consummation of the merger. The range of perpetuity growth rates was estimated by Goldman Sachs using its professional judgment and experience and taking into account the Baker Hughes Projections, the Baker Hughes Projections for Halliburton, the Baker Hughes Synergies and market expectations regarding long-term real growth of gross domestic product and inflation. Goldman Sachs also cross-checked such estimates of perpetuity growth rates against the EBITDA multiples that are implied by such growth rates and a range of discount rates to be applied to the combined company’s future unlevered cash flow forecasts. Goldman Sachs then calculated the implied value to be received for each share of Baker Hughes common stock in the merger by adding the $19.00 in cash plus the implied value of 1.12 pro forma shares of common stock of the combined company to be paid to holders (other than Halliburton and its affiliates) of shares of Baker Hughes common stock pursuant to the merger agreement. This analysis indicated an illustrative range of present values of $62.41 to $91.53 per share of common stock of Baker Hughes, excluding the Baker Hughes Synergies, and a range of $70.68 to $104.73 per share of common stock of Baker Hughes including the Baker Hughes Synergies.”

The Proposed Merger – Forward Looking Financial Information

The Section of the Proxy Statement “The Proposed Merger – Forward Looking Financial Information” starting on page 104 of the Proxy Statement is hereby amended and supplemented as follows:

Under the caption “Forward Looking Financial Information – Baker Hughes Forward-Looking Financial Information” (starting on page 106), the first table on page 107 is hereby supplemented with the information in the table below:

	Baker Hughes Incorporated (In millions)
	Year Ended December 31,
	2014E	2015E	2016E	2017E	2018E	2019E
EBIT	$2,952	$3,106	$3,460	$3,782	$4,121	$4,479
Tax Rate	34.5%	33.0%	32.0%	31.0%	30.5%	30.0%
Capital Expenditures	$1,791	$1,800	$2,000	$2,100	$2,150	$2,250
Proceeds from Disposal of Assets	$385	$400	$420	$441	$463	$486
Free Cash Flows (1)	$1,404	$2,175	$2,272	$2,163	$2,494	$2,513

(1)  Free Cash Flows is defined as funds from operations less capital expenditures.

The Proposed Merger – Litigation Relating to the Merger

The Section of the Proxy Statement “The Proposed Merger – Litigation Relating to the Merger” starting on page 116 of the Proxy Statement is hereby amended and supplemented as follows:

The text under the Section captioned “Litigation Relating to the Merger” (starting on page 116) is hereby deleted and replaced with the following:

“Following the announcement of the merger, six putative class action complaints challenging the merger were filed on behalf of purported Baker Hughes stockholders in the Court of Chancery of the State of Delaware. The complaints are captioned: Gary R. Molenda v. Baker Hughes, Inc., et al., Case No. 10390-CB; Booth Family Trust v. Baker Hughes, Inc., et al., Case No. 10404-CB; New Jersey Building Laborers Annuity Fund v. Baker Hughes, Inc., et al., Case No. 10413-CB; Iron Workers Mid-South Pension Fund v. Baker Hughes, Inc., et al., Case No. 10448-CB; James Rice v. Baker Hughes, Inc., et al., Case No. 10414-CB; and Annette Shipp v. Martin S. Craighead, et al., Case No. 10501-CB. On January 23, 2015, the Court of Chancery consolidated the Delaware actions under the caption In re Baker Hughes Inc. Stockholders Litigation, Consolidated C.A. No. 10390-CB (the “Consolidated Delaware Action”). Pursuant to the Court’s consolidation order, plaintiffs filed a consolidated complaint on February 4, 2015 (the “Consolidated Complaint”). A seventh putative class action challenging the merger was filed on behalf of purported Baker Hughes stockholders in the U.S. District Court for the Southern District of Texas. The complaint is captioned Marc Rovner v. Baker Hughes Inc., et al., Cause No. 4:14-cv-03416.

These complaints name as defendants Baker Hughes, the members of the Baker Hughes Board, Halliburton and Merger Sub. The complaints assert that the members of the Baker Hughes Board breached their fiduciary duties to Baker Hughes stockholders during the merger negotiations and by entering into the merger agreement and approving the merger, and that Baker Hughes, Halliburton and Merger Sub aided and abetted such breaches of fiduciary duties. The complaints allege, among other things, that the merger consideration undervalues Baker Hughes, that the process leading up to the merger was flawed, that the directors engaged in self-dealing and that certain provisions of the merger agreement improperly favor Halliburton and Merger Sub and preclude or impede third parties from submitting potentially superior proposals and that the joint proxy statement/prospectus fails to disclose material information or includes misleading disclosures concerning the proposed merger. The complaints seek, among other relief, injunctive relief enjoining the merger, rescission of the merger agreement, a directive to Baker Hughes directors to execute their fiduciary duties and obtain a transaction in the best interest of stockholders, a directive to defendants to account for all damages caused by them and account for all profits and any special benefits obtained as a result of their breaches of their fiduciary duties, compensation for certain unspecified damages and reimbursement of costs.

Defendants filed motions to dismiss, or in the alternative, to stay the Texas action on February 13, 2015, and pursuant to a stipulation entered by the court on March 6, 2015, plaintiff is expected to file a response on March 20, 2015.

Following the filing of the Consolidated Complaint, the parties to the Consolidated Delaware Action engaged in expedited discovery, in advance of a hearing scheduled for March 23, 2015 on the Delaware plaintiffs’ motion to preliminarily enjoin Baker Hughes’s stockholder vote on the merger.  On March 13, 2015, the Delaware plaintiffs filed their opening brief in support of that motion. On March 17, 2015, defendants filed their opposition briefs.

On March 18, 2015, the parties to the Consolidated Delaware Action entered into a memorandum of understanding (the “MOU”) reflecting the terms of an agreement, subject to final approval by the Court of Chancery of the State of Delaware, to settle the Consolidated Delaware Action.  Pursuant to the MOU, and without agreeing that any of the claims in the Consolidated Delaware Action have merit or that such supplemental disclosures were required under any applicable statute, rule, regulation or law, the defendants agreed to make certain supplemental disclosures set forth in this joint proxy statement/prospectus.  The MOU further provides that, among other things, (a) the parties will enter into a definitive stipulation of settlement (the “Stipulation”) and will submit the Stipulation to the Court of Chancery of the State of Delaware for review and approval, (b) the Stipulation will provide for dismissal of the Consolidated Delaware Action, (c) the Stipulation will include a general release of defendants of claims relating to the merger and the merger agreement and (d) the proposed settlement is conditioned on, among other things, consummation of the merger, class certification, and final approval by the Court of Chancery of the State of Delaware after notice to Baker Hughes’s stockholders.  The settlement will not affect the form or amount of the consideration that Baker Hughes’s stockholders will receive in the merger.

The defendants believe that the claims asserted against them in the lawsuits are without merit.  However, to avoid the risk that litigation may delay or otherwise adversely affect the consummation of the merger, to minimize the expense of defending such litigation, to remove the distraction of continued litigation and to provide additional information to our stockholders at a time and in a manner that would not cause any delay of the closing of the merger, defendants have agreed to the terms of the proposed settlement described above.”

Summary – Litigation Relating to the Merger

The Section of the Proxy Statement “Summary – Litigation Relating to the Merger” starting on page 24 of the Proxy Statement is hereby amended and supplemented as follows:

The text under the Section captioned “Summary – Litigation Relating to the Merger” (starting on page 24) is hereby deleted and replaced with the following:

“Following the announcement of the merger, six putative class action complaints challenging the merger were filed on behalf of purported Baker Hughes stockholders in the Court of Chancery of the State of Delaware and one in the U.S. District Court for the Southern District of Texas. These complaints name as defendants Baker Hughes, the members of the Baker Hughes Board, Halliburton and Merger Sub. The complaints assert that the members of the Baker Hughes Board breached their fiduciary duties to Baker Hughes stockholders during the merger negotiations and by entering into the merger agreement and approving the merger, and that Baker Hughes, Halliburton and Merger Sub aided and abetted such breaches of fiduciary duties. On March 18, 2015, the parties to the six Delaware complaints entered into a memorandum of understanding reflecting the terms of an agreement, subject to final approval by the Court of Chancery of the State of Delaware, to settle the complaints. The litigation is described in more detail under “The Proposed Merger—Litigation Relating to the Merger” beginning on page 116 of this joint proxy statement/prospectus.”

Important Information For Investors And Stockholders

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed business combination between Baker Hughes Incorporated (“Baker Hughes”) and Halliburton Company (“Halliburton”). In connection with this proposed business combination, Halliburton has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4, including Amendments No. 1 and 2 thereto, and a definitive joint proxy statement/prospectus of Baker Hughes and Halliburton and other documents related to the proposed transaction.  The registration statement was declared effective by the SEC on February 17, 2015 and the definitive proxy statement/prospectus has been mailed to stockholders of Baker Hughes and Halliburton.  INVESTORS AND SECURITY HOLDERS OF BAKER HUGHES AND HALLIBURTON ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED OR THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.  Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by Baker Hughes and/or Halliburton through the website maintained by the SEC at http://www.sec.gov.  Copies of the documents filed with the SEC by Baker Hughes are available free of charge on Baker Hughes’ internet website at http://www.bakerhughes.com or by contacting Baker Hughes’ Investor Relations Department by email at trey.clark@bakerhughes.com or alondra.oteyza@bakerhughes.com or by phone at +1-713-439-8039 or +1-713-439-8822.  Copies of the documents filed with the SEC by Halliburton are available free of charge on Halliburton’s internet website at http://www.halliburton.com or by contacting Halliburton’s Investor Relations Department by email at investors@halliburton.com or by phone at +1-281-871-2688.

Participants in Solicitation

Baker Hughes, Halliburton, their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Baker Hughes is set forth in its Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on February 26, 2015, its proxy statement for its 2014 annual meeting of stockholders, which was filed with the SEC on March 5, 2014, and its Current Reports on Form 8-K, which were filed with the SEC on June 10, 2014, September 10, 2014 and December 10, 2014. Information about the directors and executive officers of Halliburton is set forth in its Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on February 24, 2015, its proxy statement for its 2014 annual meeting of stockholders, which was filed with the SEC on April 8, 2014, and its Current Reports on Form 8-K, which were filed with the SEC on July 21, 2014 and December 9, 2014.

These documents can be obtained free of charge from the sources indicated above.  Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the joint proxy statement/prospectus and other relevant materials filed with the SEC.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this communication regarding the proposed acquisition of Baker Hughes by Halliburton, including any statements regarding the expected timetable for completing the proposed transaction, benefits and synergies of the proposed transaction, future opportunities for the combined company and products, future financial performance and any other statements regarding Halliburton’s and Baker Hughes’ future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements made within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “probable,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “likely,” “plan,” “positioned,” “strategy,” and similar expressions, and the negative thereof, are intended to identify forward-looking statements.

All forward-looking information are subject to numerous risks and uncertainties, many of which are beyond the control of Baker Hughes and Halliburton, that could cause actual results to differ materially from the results expressed or implied by the statements.  These risks and uncertainties include, but are not limited to: failure to obtain the required votes of Baker Hughes’ or Halliburton’s stockholders; the timing to consummate the proposed transaction; the risk that a condition to closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction might otherwise not occur; the risk that a regulatory approval that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; the diversion of management time on transaction-related issues; the ultimate timing, outcome and results of integrating the operations of Baker Hughes and Halliburton and the ultimate outcome of Halliburton’s operating efficiencies applied to Baker Hughes’ products and services; the effects of the business combination of Baker Hughes and Halliburton, including the combined company’s future financial condition, results of operations, strategy and plans; expected synergies and other benefits from the proposed transaction and the ability of Halliburton to realize such synergies and other benefits; expectations regarding regulatory approval of the transaction; results of litigation, settlements, and investigations; civil unrest, government expropriations and/or epidemic outbreaks; final court approval of, and the satisfaction of the conditions in, Halliburton’s September 2014 settlement relating to the Macondo well incident in the Gulf of Mexico; appeals of the multi-district litigation District Court's September 2014 ruling regarding Phase 1 of the trial, and future rulings of the District Court; results of litigation, settlements, and investigations not covered by the settlement or the District Court's rulings; actions by third parties, including governmental agencies, relating to the Macondo well incident; BP's April 2012 settlement relating to the Macondo well incident, indemnification, and insurance matters; with respect to repurchases of Halliburton common stock, the continuation or suspension of the repurchase program, the amount, the timing and the trading prices of Halliburton common stock, and the availability and alternative uses of cash; actions by third parties, including governmental agencies; changes in the demand for or price of oil and/or natural gas can be significantly impacted by weakness in the worldwide economy; consequences of audits and investigations by domestic and foreign government agencies and legislative bodies and related publicity and potential adverse proceedings by such agencies; protection of intellectual property rights and against cyber attacks; compliance with environmental laws; changes in government regulations and regulatory requirements, particularly those related to offshore oil and natural gas exploration, radioactive sources, explosives, chemicals, hydraulic fracturing services and climate-related initiatives; compliance with laws related to income taxes and assumptions regarding the generation of future taxable income; risks of international operations, including risks relating to unsettled political conditions, war, the effects of terrorism, and foreign exchange rates and controls, international trade and regulatory controls, and doing business with national oil companies; weather-related issues, including the effects of hurricanes and tropical storms; changes in capital spending by customers; delays or failures by customers to make payments owed to us; execution of long-term, fixed-price contracts; impairment of oil and natural gas properties; structural changes in the oil and natural gas industry; maintaining a highly skilled workforce; availability and cost of raw materials; and integration of acquired businesses and operations of joint ventures.  Expectations regarding business outlook, including changes in revenue, pricing, capital spending, profitability, strategies for our operations, oil and natural gas market conditions, customers’ business plans, market share and contract terms, costs and availability of resources, legal, economic and regulatory conditions, and environmental matters are only forecasts regarding these matters.  Additional information concerning these and other factors can be found in Baker Hughes’ and Halliburton’s respective filings with the SEC and available through the SEC’s Electronic Data Gathering and Analysis Retrieval system at http://www.sec.gov, including Baker Hughes’ and Halliburton’s most recent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.  The foregoing list of important factors is not exclusive.  Baker Hughes’ forward-looking statements are based on assumptions that Baker Hughes believes to be reasonable but that may not prove to be accurate.  Baker Hughes and Halliburton assume no obligation to update or revise any forward-looking statements as a result of new information, future events or otherwise, except as may be required by law.  Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 18, 2015

BAKER HUGHES INCORPORATED

By:	/s/ Lee Whitley
	Name:	Lee Whitley
	Title:	Vice President and Corporate Secretary